Exhibit 99.2

-40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 American Express JP Morgan Chase - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 New Cards (MM) Marketing & Business Development Spend ($B)

- 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Q3 '10 Q1 '11 Q3 '11 Q1 '12 Q3 '12 Q1 '13 Q3 '13 Q1 '14 Q3 '14 Q1 '15 Q3 '15 Q1 '16 Q3 '16 Q1 '17 Q3 '17 Q1 '18 Q3 '18 Q1 '19 Q3 '19 Q1 '20 Q3 '20 Q1 '21 Q3 '21 Q1 '22 Q3 '22 Q1 '23 0.90% 0.95% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% Q3 '10 Q1 '11 Q3 '11 Q1 '12 Q3 '12 Q1 '13 Q3 '13 Q1 '14 Q3 '14 Q1 '15 Q3 '15 Q1 '16 Q3 '16 Q1 '17 Q3 '17 Q1 '18 Q3 '18 Q1 '19 Q3 '19 Q1 '20 Q3 '20 Q1 '21 Q3 '21 Q1 '22 Q3 '22 Q1 '23

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022F 2023F 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

2020 2021 2022F 2023F 2024F 2025F 2026F 2027F 2028F 2029F 2030F

Easy set-up process for FIDO2 compatible app Can be used for step-up authentication Simply tap Arculus Key card for secure log-in Secure NFC connection

$62 $70 $84 $79 $74 $22 $27 $19 $15 $22 $84 $97 $103 $94 $95 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 International Domestic

20

($mm) Q1 2023A Q4 2022A Assets Current Assets Cash & cash equivalents $23 $14 Accounts receivable, net 39 37 Inventories 51 42 Prepaid expenses and other Current assets 4 4 Total Current Assets 117 97 Property and equipment, net 24 23 Deferred tax assets 28 26 Other assets 16 18 Total assets $186 $163 Liabilities and Stockholders' Equity Current Liabilities Accounts payable $15 $7 Accrued expenses 12 10 Other current liabilities 10 13 Current portion of long-term debt 19 14 Total Current Liabilities 57 45 Long-term debt, net of deferred finance costs 212 216 Line of credit 0 0 Convertible Debt, net of debt discount 128 128 Other liabilities 80 66 Total Liabilities $477 $455 Stockholders' Equity (291) (292) Total Liabilities and Stockholders' equity $186 $163

($mm) Q1 2023A Q1 2022A Revenue Net Sales $95 $84 Cost of Sales (42) (35) Gross Profit $53 $49 Operating Expenses Selling, general and administrative (24) (19) Income from operations $29 $30 Other expense Other income (expense), net (19) (3) Net Income $11 $27

($mm) Q1 2023A Q1 2022A Cash flows from operating activities Net income $11 $27 Depreciation 2 2 Equity compensation expense 4 1 Amortization of deferred finance costs 1 1 Change in fair value of earnout, warrant and derivative 13 (2) Accounts receivable (2) (11) Accounts payable 8 (2) Inventories (9) (1) Prepaid expenses and other assets (0) (4) Deferred tax expense (benefit) (2) 1 Other liabilities (3) (2) Accrued expenses 2 3 Net cash provided by operating activities $25 $12 Cash flows rom investing activities Acquisition of property and equipment (4) (1) Net cash used in investing activities ($4) ($1) Cash flows from financing activities Proceeds from term loan 0 10 Payment of Tax receivable agreement liability 0 0 Payments for taxes related to net share settlement of equity awards (2) 0 Payment of term loan (0) (3) Issuance cost related to business combination 0 (24) Tax Distribution to members (10) 0 Net cash used in financing activities ($12) ($17) Net increase (decrease) cash, cash equivalents and restricted cash 9 (6) Cash, cash equivalents and restricted cash, beginning of year $14 $22 Cash, cash equivalents and restricted cash, end of year $23 $15 Supplementary disclosure of cash flow information Cash paid during the year for interest 5 5 Derivative asset - interest rate swap 7 4

$mm Q1 2023A Q1 2022A Net Income $11 $27 Interest Expense 6 5 Depreciation and Amortization 2 2 Taxes - 1 1 Unadjusted EBITDA $18 $35 Non-Cash Stock Comp Expense 4 1 Mark-to-market Adjustments 13 - 2 Total EBITDA Adjustments $17 ($1) Adjusted EBITDA $35 $33 Adjusted EBITDA % 37% 40%

($mm) BASIC DILUTED BASIC DILUTED GAAP Net Income $10.7 $10.7 $26.9 $26.9 Adjust for Tax Provision -1.3 -1.3 0.5 0.5 Tax Provision -5.6 -5.6 -5.4 -5.4 Tax Adjusted Net Income $3.9 $3.9 $22.0 $22.0 Fair Value and Stock Based Compensation Adjustment $16.8 $16.8 -$1.7 -$1.7 Total Adjusted Net Income $20.6 $20.6 $20.4 $20.4 Class A + Class B Shares 77.6 77.6 76.1 76.1 Public & Private Warrants1 - 8.1 - 8.1 Dilutive Equity Awards 2 - 4.1 - 4.3 Total Shares 77.6 89.8 76.1 88.5 EPS $0.27 $0.23 $0.27 $0.23 Three months ended 3/31/2023 Three months ended 3/31/2022